UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 23, 2026

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On March 23, 2026, NRx Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 Annual Meeting, the Company’s stockholders approved the Amendment No:1 to the Omnibus Incentive Plan (the “Amendment No. 1”) to increase the annual “evergreen” share reserve under the Omnibus Incentive Plan.

Amendment No. 1 increased the annual automatic share increase from the lesser of (a) 1% of the total number of shares outstanding on the last day of the immediately preceding fiscal year, on a fully diluted basis assuming that all shares available for issuance under the Omnibus Incentive Plan are issued and outstanding, or (b) such number of shares as determined by the board of directors, to the lesser of (a) 3,187,234 shares of common stock, (b) 5% of the total number of shares outstanding on the last day of the immediately preceding fiscal year, on a fully diluted basis assuming that all shares available for issuance under the Omnibus Incentive Plan are issued and outstanding, or (c) such number of shares as determined by the board of directors.

The Company’s board of directors approved the Amendment No. 1 subject to the approval of the stockholders at the 2025 Annual Meeting. The Amendment No. 1 became effective at the time of stockholder approval. A copy of the Amendment No. 1 is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The matters voted upon at the 2025 Annual Meeting and the results of the voting by the Company’s stockholders are as follows:

Proposal No. 1 - Election of Class I Directors

The Company’s stockholders elected Chaim Hurvitz and Michael Taylor as Class I directors to serve until the 2028 annual meeting of stockholders and until such director’s successor has been duly elected and qualified. Set forth below are the results of the stockholder vote for each director nominee:

	For	Withheld	Broker Non-Vote
Chaim Hurvitz	9,858,733	841,471	7,157,034
Michael Taylor	9,889,210	810,994	7,157,034

Proposal No. 2 – Approval of an amendment to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (the “Omnibus Incentive Plan”)

The Company’s stockholders approved the amendment to the Omnibus Incentive Plan. Set forth below are the results of the stockholder vote on this proposal:

	For	Against	Abstain	Broker Non-Vote
Votes	5,976,632	4,484,064	239,508	7,157,034

Proposal No. 3 - Ratification of Appointment of Auditors

The Company’s stockholders ratified the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Set forth below are the results of the stockholder vote on this proposal:

	For	Against	Abstain
Votes	17,351,069	256,023	250,146

Proposal No. 4 - Approval of the compensation of the Company’s Named Executive Officers via a Non-Binding, Advisory Vote

The Company’s stockholders approved by non-binding, advisory vote on the compensation of the named executive officers of the Company. Set forth below are the results of the stockholder vote on this proposal:

	For	Against	Abstain	Broker Non-Vote
Votes	9,969,575	415,739	314,890	7,157,034

For more information about each of the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on February 23, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: March 24, 2026	By:	/s/ Jonathan Javitt
	Name:	Jonathan Javitt
	Title:	Chief Executive Officer